BOSTON SCIENTIFIC ANNOUNCES TWO DIRECTORS LEAVE BOARD
AS BURNS NAMED CEO OF XEROX
AND JOHNSON CONFIRMED AS UNDER SECRETARY OF ENERGY

Natick, MA (May 27, 2009) -- Boston Scientific Corporation (NYSE: BSX) today announced that Ursula Burns and Kristina Johnson have resigned from the Company’s Board of Directors after accepting senior appointments in industry and government, respectively.

Ms. Burns has been named Chief Executive Officer of the Xerox Corporation, effective July 1, and Dr. Johnson has been confirmed by the U.S. Senate as Under Secretary in the Department of Energy.  Prior to their most recent appointments, Ms. Burns was President of Xerox, and Dr. Johnson was Provost and Senior Vice President for Academic Affairs at The Johns Hopkins University.

“Ursula is strongly qualified to assume the role of CEO at Xerox, and Kristina is also exceptionally qualified for her new position in the critical arena of energy policy,” said Pete Nicholas, Chairman of the Board of Boston Scientific.  “We are grateful for their service to Boston Scientific and its customers, patients and shareholders, and we wish Ursula and Kristina all the best in their future endeavors.”

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties.  For more information, please visit: www.bostonscientific.com.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our leadership and corporate governance.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item IA- Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file thereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

CONTACT:	Paul Donovan 508-650-8541 (office) 508-667-5165 (mobile) Media Relations Larry Neumann 508-650-8696 (office) Investor Relations Boston Scientific Corporation